SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 18, 2005



                              TECHE HOLDING COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Louisiana                    0-25538            72-1287456
----------------------------     ---------------      --------------
(State or other jurisdiction     (SEC File No.)       (IRS Employer
of incorporation)                                     Identification
                                                      Number)

211 Willow Street, Franklin, Louisiana                    70538
----------------------------------------               ----------
(Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (337) 828-3212
                                                           --------------


                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(C)  under  the
     Exchange Act

                              TECHE HOLDING COMPANY

                      INFORMATION TO BE INCLUDED IN REPORT

Item 4.01 Change in Registrant's Certifying Accountant
          --------------------------------------------

     On May 18, 2005, the Audit Committee of the Registrant's Board of Directors approved the dismissal of Deloitte & Touche LLP ("Deloitte") as the Registrant's independent certifying accountant. The Audit Committee's decision was ratified by the Board of Directors as a whole.

     Deloitte's reports on the Registrant's consolidated financial statements for the fiscal years ended September 30, 2004 and 2003, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with audits of the fiscal years ended September 30, 2004 and 2003, and review of financial statements for the quarters ended December 31, 2004 and March 31, 2005, there were no disagreements or reportable events between the Registrant and Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte, would have caused them to make a reference to the subject matter of the disagreements or reportable events in connection with their reports.

     Effective May 18, 2005, the Registrant selected Dixon Hughes PLLC as its new independent certifying accountant. During the two most recent fiscal years and the subsequent interim period to the date hereof, the Registrant did not consult with Dixon Hughes PLLC regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

     Exhibit
     Number         Description
     ------         -----------

       16 Letter of concurrence from Deloitte & Touche LLP regarding change in certifying accountant

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    TECHE HOLDING COMPANY


Date: May 24, 2005               By:/s/ J. L. Chauvin
                                    --------------------------------------------
                                    J. L. Chauvin
                                    Vice President and Treasurer
                                    (Principal Financial and Accounting Officer)